INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 8 – INCOME TAXES

Prior to the Merger on May 24, 2012, the Company was a limited liability company whereby elements of income taxation including income, expense, credits and allowances are reflected in a proportional basis on the members’ individual income tax returns. Accordingly, there is no provision for income taxes in these consolidated financial statements until May 23, 2012.

Beginning on May 24, 2012, the Company’s tax status changed to a C Corporation.  The Company accounts for income taxes under ASC Topic 740: Income Taxes which requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and the tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses, tax credit carryforwards, and other tax assets. ASC Topic 740 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. The Company has a net operating loss carryforward for tax purposes totaling approximately $2,402,000 at December 31, 2012, expiring through the year 2032. Internal Revenue Code Section 382 places a limitation on the amount of taxable income that can be offset by carryforwards after certain ownership shifts.

The table below summarizes the differences between the Company’s effective tax rate and the statutory federal rate as follows for the year ended December 31, 2012:

Tax benefit computed at "expected" statutory rate	$(2,910,000)
State income taxes, net of benefit	(498,000)
Permanent differences :
Stock based compensation and consulting	1,169,000
Impairment expense	984,000
Pre-merger stub period losses	151,000
Increase in valuation allowance	1,104,000
Net income tax benefit	$—

The table below summarizes the differences between the Companies’ effective tax rate and the statutory federal rate as follows for the period ended:

December 31, 2012

Computed "expected" tax expense (benefit)	(35.0)%
State income taxes	(6.0)%
Permanent differences	28.0%
Change in valuation allowance	13.0%

Effective tax rate	0.0%

The Company has a deferred tax asset which is summarized as follows at December 31, 2012:

Net operating loss carryover	$985,000

Amortizable exploration cost	119,000

Gross deferred tax asset	1,104,000
Less: valuation allowance	(1,104,000)
Net deferred tax asset	$—

After consideration of all the evidence, both positive and negative, management has recorded a full valuation allowance at December 31, 2012, due to the uncertainty of realizing the deferred income tax assets. The valuation allowance was increased by $1,104,000.

Had the Company been a subchapter C Corporation for federal and state income tax purposes prior to May 24, 2012, the tax net operating loss carryforwards would have been increased by approximately $1,239,000 as of December 31, 2012 and the deferred asset before any valuation allowance would have been increased by $508,000. However, due to tax losses and management’s recording of a full valuation allowance, income tax expense would have been zero for the prior period presented.